      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 7, 2001
                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                          THE WILLIAMS COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                         73-0569878
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                        Identification Number)

                               ONE WILLIAMS CENTER
                              TULSA, OKLAHOMA 74172
                                 (918) 573-2000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                   ----------

                           WILLIAM G. VON GLAHN, ESQ.
                        SENIOR VICE PRESIDENT AND GENERAL
                                     COUNSEL
                          THE WILLIAMS COMPANIES, INC.
                               ONE WILLIAMS CENTER
                              TULSA, OKLAHOMA 74172
                                 (918) 573-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   ----------

                                    COPY TO:
                               MARLENE ALVA, ESQ.
                              DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                                 (212) 450-4000

                                   ----------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-39800

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                   ----------

                                                 CALCULATION OF REGISTRATION FEE
===================================================================================================================================

                                                                  PROPOSED MAXIMUM        PROPOSED MAXIMUM
         TITLE OF EACH CLASS                   AMOUNT TO BE      OFFERING PRICE PER      AGGREGATE OFFERING         AMOUNT OF
    OF SECURITIES TO BE REGISTERED             REGISTERED(1)          UNIT(2)                PRICE(1)(2)         REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
Debt Securities...........................     $ 75,943,750             100%                $ 75,943,750              $ 18,986

===================================================================================================================================

(1) If any Debt Securities are issued at an original issue discount, the amount to be registered shall be deemed to be such higher principal amount as may be sold for an initial public offering price of up to $ 75,943,750.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a), and exclusive of accrued interest, if any.

================================================================================

        INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3

     This Registration Statement hereby incorporates by reference in its entirety the Registrant's Registration Statement on Form S-3 (File No. 333-39800), as amended by Post-Effective Amendment No. 1 thereto, including the documents incorporated by reference therein. Such Registration Statement, as amended, was declared effective on December 5, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, on the 7th day of June, 2001.

                                                THE WILLIAMS COMPANIES, INC.
                                                        (Registrant)



                                                By:  /s/ SUZANNE H. COSTIN
                                                   ----------------------------
                                                         Suzanne H. Costin
                                                         Attorney-in-Fact


     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



              SIGNATURE                                           TITLE                              DATE
              ---------                                           -----                              ----

 /s/ KEITH E. BAILEY                               Chairman of the Board, President and          June 7, 2001
--------------------------------------              Chief Executive Officer (principal
     Keith E. Bailey*                                       executive officer)


 /s/ JACK D. MCCARTHY
--------------------------------------               Senior Vice President (principal            June 7, 2001
     Jack D. McCarthy*                                      financial officer)


 /s/ GARY R. BELITZ
--------------------------------------              Controller (principal accounting             June 7, 2001
     Gary R. Belitz*                                            officer)


 /s/ HUGH M. CHAPMAN
--------------------------------------                          Director                         June 7, 2001
     Hugh M. Chapman*


 /s/ GLENN A. COX
--------------------------------------                          Director                         June 7, 2001
     Glenn A. Cox*


 /s/ THOMAS H. CRUIKSHANK
--------------------------------------                          Director                         June 7, 2001
     Thomas H. Cruikshank*


 /s/ WILLIAM E. GREEN
--------------------------------------                          Director                         June 7, 2001
     William E. Green*


 /s/ W.R. HOWELL
--------------------------------------                          Director                         June 7, 2001
     W.R. Howell*


              SIGNATURE                                           TITLE                              DATE
              ---------                                           -----                              ----


 /s/ JAMES C. LEWIS
--------------------------------------                          Director                         June 7, 2001
     James C. Lewis*


 /s/ CHARLES M. LILLIS
--------------------------------------                          Director                         June 7, 2001
     Charles M. Lillis*


 /s/ GEORGE A. LORCH
--------------------------------------                          Director                         June 7, 2001
     George A. Lorch*


 /s/ FRANK T. MACINNIS
--------------------------------------                          Director                         June 7, 2001
     Frank T. MacInnis*


 /s/ GORDON R. PARKER
--------------------------------------                          Director                         June 7, 2001
     Gordon R. Parker*


 /s/ JANICE D. STONEY
--------------------------------------                          Director                         June 7, 2001
     Janice D. Stoney*


 /s/ JOSEPH H. WILLIAMS
--------------------------------------                          Director                         June 7, 2001
     Joseph H. Williams*


 *By:  /s/ SUZANNE H. COSTIN
     --------------------------------
           Suzanne H. Costin*
            Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  5               Opinion and consent of counsel of Williams.

 23               Consent of Ernst & Young LLP.

 24.1             Power of Attorney

 24.2             Board Resolutions